UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2022

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Wilshire Boulevard, Suite 1250 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 31, 2022, Hanmi Financial Corporation (the “Company”), parent company of Hanmi Bank, made available and distributed to analysts and prospective investors a slide presentation. The presentation materials include information regarding the Company’s operating and growth strategies and financial performance. The slide presentation is furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and is incorporated herein by reference.

This Current Report and the information included below and furnished as exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Investor Presentation

104	The cover page from the Company’s Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

This press release contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about our anticipated future operating and financial performance, financial position and liquidity, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, plans and objectives of management for future operations, developments regarding our capital and strategic plans, and other similar forecasts and statements of expectation and statements of assumption underlying any of the foregoing. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that our forward-looking statements to be reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statements. These factors include the following:

•	a failure to maintain adequate levels of capital and liquidity to support our operations;
•	the effect of potential future supervisory action against us or Hanmi Bank;
•	the effect of our rating under the Community Reinvestment Act and our ability to address any issues raised in our regulatory exams;
•	general economic and business conditions internationally, nationally and in those areas in which we operate;
•	volatility and deterioration in the credit and equity markets;
•	changes in consumer spending, borrowing and savings habits;
•	availability of capital from private and government sources;
•	demographic changes;
•	competition for loans and deposits and failure to attract or retain loans and deposits;
•	inflation and fluctuations in interest rates and a decline in the level of our interest rate spread;
•	the current or anticipated impact of military conflict, terrorism or other geopolitical events;
•	risks of natural disasters;
•	legal proceedings and litigation brought against us;
•	a failure in or breach of our operational or security systems or infrastructure, including cyberattacks;
•	the failure to maintain current technologies;

•	the inability to successfully implement future information technology enhancements;
•	difficult business and economic conditions that can adversely affect our industry and business, including competition, fraudulent activity and negative publicity;
•	risks associated with Small Business Administration loans;
•	failure to attract or retain key employees;
•	our ability to access cost-effective funding;
•	fluctuations in real estate values;
•	changes in accounting policies and practices;
•	changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums;
•	the continuing impact of the COVID-19 pandemic on our business and results of operation;
•	the ability of Hanmi Bank to make distributions to Hanmi Financial Corporation, which is restricted by certain factors, including Hanmi Bank’s retained earnings, net income, prior distributions made, and certain other financial tests;
•	strategic transactions we may enter into;
•	the adequacy of our allowance for credit losses;
•	our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses;
•	changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements;
•	our ability to control expenses;
•	changes in securities markets; and
•	risks as it relates to cyber security against our information technology and those of our third-party providers and vendors.

In addition, we set forth certain risks in our reports filed with the U.S. Securities and Exchange Commission, including, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that we will file hereafter, which could cause actual results to differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

Date: October 31, 2022	By:	/s/ Bonita I. Lee
Bonita I. Lee
Chief Executive Officer